UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
FEBRUARY 20, 2007
Date of Report (Date of earliest event reported)
SYNAPTICS INCORPORATED
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-49602	77-0118518

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3120 SCOTT BLVD.
SUITE 130
SANTA CLARA, CALIFORNIA
95054
(Address of Principal Executive Offices) (Zip Code)
(408) 454-5100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective February 20, 2007, Nelson Chan was elected as a member of the board of directors of Synaptics Incorporated (the “Company”). There were no arrangements or understandings between Mr. Chan and any other persons pursuant to which Mr. Chan was selected as a director of the Company. In connection with his election, Mr. Chan was granted an option to purchase 25,000 shares of the Company’s common stock and 8,333 deferred stock units, which will vest over a four year period.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED
Date: February 22, 2007	By:	/s/ Russell J. Knittel
Russell J. Knittel
Senior Vice President, Chief Financial Officer, Chief Administrative Officer, and Secretary